Fair Value Measurements	12 Months Ended
Dec. 31, 2016
Fair Value Measurements [Abstract]
Fair Value Measurements

31. Fair value measurements

The Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is our policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are primarily based on management’s own estimates and are calculated based upon the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

The degree of judgment used in measuring the fair value of a financial and non-financial asset or liability generally correlates with the level of pricing observability. We classify our fair value measurements based on the observability and significance of the inputs used in making the measurement, as provided below:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

Level 3 — Unobservable inputs from our own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include our own data.

Fair value measurements are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

Assets and liabilities measured at fair value on a recurring basis

As of December 31, 2016 and 2015, our derivative portfolio consisted of interest rate swaps and caps. The fair value of derivatives is based on dealer quotes for identical instruments. We have also considered the credit rating and risk of the counterparty of the derivative contract based on quantitative and qualitative factors. As such, the valuation of these instruments was classified as Level 2.

The following tables present our financial assets and liabilities that we measured at fair value on a recurring basis by level within the fair value hierarchy as of December 31, 2016 and 2015:

	December 31, 2016
	Total	Level 1	Level 2	Level 3
Assets
Derivative assets	$37,187	$—	$37,187	$—

	December 31, 2015
	Total	Level 1	Level 2	Level 3
Assets
Derivative assets	$18,965	$—	$18,965	$—

Liabilities
Derivative liabilities	21	—	21	—

Assets and liabilities measured at fair value on a non-recurring basis

We measure the fair value of certain definite-lived intangible assets and our flight equipment on a non-recurring basis, when U.S. GAAP requires the application of fair value, including when events or changes in circumstances indicate that the carrying amounts of the assets may not be recoverable.

Management develops the assumptions used in the fair value measurements. Therefore, the fair value measurements of flight equipment and definite-lived intangible assets are classified as Level 3 valuations.

Definite-lived intangible assets

We use the income approach to measure the fair value of definite-lived intangible assets, which is based on the present value of estimated future cash flows to be generated from the asset.

We impaired certain definite-lived intangible assets to fair value during the years ended December 31, 2016 and 2015 as the carrying value of these assets was not expected to be recoverable based on the revised cash flow estimates. Please refer to Note 26—AeroTurbine restructuring for further details.

Flight equipment

Inputs to non-recurring fair value measurements categorized as level 3

We use the income approach to measure the fair value of flight equipment, which is based on the present value of estimated future cash flows. Key inputs to the estimated future cash flows for flight equipment include current contractual lease cash flows, projected future non-contractual lease or sale cash flows, extended to the end of the aircraft's estimated holding period in its highest and best use, and a contractual or estimated disposition value.

The current contractual lease cash flows are based on the in-force lease rates. The projected future non-contractual lease cash flows are estimated based on the aircraft type, age, and the airframe and engine configuration of the aircraft. The projected non-contractual lease cash flows are applied to follow-on lease terms, which are estimated based on the age of the aircraft at the time of re-lease and are assumed through the estimated holding period of the aircraft. The estimated holding period is the period over which future cash flows are assumed to be generated. Shorter holding periods can result when a potential sale or future part-out of an individual aircraft has been contracted for, or is likely. In instances of a potential sale or part-out, the holding period is based on the estimated sale or part-out date. The disposition value is generally estimated based on aircraft type. In situations where the aircraft will be disposed of, the disposition value assumed is based on an estimated part-out value or the contracted sale price.

The estimated future cash flows, as described above, are then discounted to present value. The discount rate used is based on the aircraft type and incorporates assumptions market participants would use regarding the market attractiveness of the aircraft type, the likely debt and equity financing components, and the required returns of those financing components.

For flight equipment that we measured at fair value on a non-recurring basis during the year ended December 31, 2016, the following table presents the fair value of such flight equipment as of the measurement date, the valuation technique and the related unobservable inputs:

	Fair value	Valuation technique	Unobservable input	Range	Weighted average
Flight equipment	$492.6 million	Income approach	Discount rate	0% - 14%	5%
			Remaining holding period	0 - 14 years	7 years
			Non-contractual cash flows	0% - 100%	25%

During the year ended December 31, 2016, we recognized impairment charges of $81.6 million on 35 aircraft. The impairment charges primarily related to lease terminations and amendments of lease agreements for 25 aircraft. These impairments were more than offset by lease revenue of $95.9 million that we recognized when we retained maintenance related balances or received EOL compensation upon lease termination or amendment. In addition, we recognized impairment charges for ten aircraft that were part of sale transactions and were classified as flight equipment held for sale.

Sensitivity to changes in unobservable inputs

When estimating the fair value measurement of flight equipment, we consider the effect of a change in a particular assumption independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on inputs.

The significant unobservable inputs utilized in the fair value measurement of flight equipment are the discount rate, the remaining estimated holding period and the non-contractual cash flows. The discount rate is affected by movements in the aircraft funding markets, including fluctuations in required rates of return in debt and equity, and loan to value ratios. The remaining estimated holding period and non-contractual cash flows represent management's estimate of the remaining service period of an aircraft and the estimated non-contractual cash flows over the remaining life of the aircraft. An increase in the discount rate would decrease the fair value measurement of the aircraft, while an increase in the remaining estimated holding period or the estimated non-contractual cash flows would increase the fair value measurement of the aircraft.

Fair value disclosures of financial instruments

The fair value of restricted cash and cash and cash equivalents approximates their carrying value because of their short-term nature (Level 1). The fair value of notes receivables approximates its carrying value (Level 2). The fair value of our long-term unsecured debt is estimated using quoted market prices for similar or identical instruments, depending on the frequency and volume of activity in the market. The fair value of our long-term secured debt is estimated using a discounted cash flow analysis based on current market interest rates and spreads for debt with similar characteristics (Level 2). Derivatives are recognized in our Consolidated Balance Sheets at their fair value. The fair value of derivatives is based on dealer quotes for identical instruments. We have also considered the credit rating and risk of the counterparties of the derivative contracts based on quantitative and qualitative factors (Level 2). The fair value of guarantees is determined by reference to the fair market value or future lease cash flows of the underlying aircraft and the guaranteed amount (Level 3).

The carrying amounts and fair values of our most significant financial instruments as of December 31, 2016 and 2015 were as follows:

	December 31, 2016
	Carrying value		Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$2,035,447		$2,035,447	$2,035,447	$—	$—
Restricted cash	329,180		329,180	329,180	—	—
Derivative assets	37,187		37,187	—	37,187	—
Notes receivables	23,359		23,359	—	23,359	—
	$2,425,173		$2,425,173	$2,364,627	$60,546	$—
Liabilities
Debt	$27,873,900	(a)	$28,203,635	$—	$28,203,635	$—
Guarantees	51,804		51,804	—	—	51,804
	$27,925,704		$28,255,439	$—	$28,203,635	$51,804

(a)	Excludes debt issuance costs and debt discounts.

	December 31, 2015
	Carrying value		Fair value	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents	$2,403,098		$2,403,098	$2,403,098	$—	$—
Restricted cash	419,447		419,447	419,447	—	—
Derivative assets	18,965		18,965	—	18,965	—
Notes receivables	116,197		116,197	—	116,197	—
	$2,957,707		$2,957,707	$2,822,545	$135,162	$—
Liabilities
Debt	$29,806,843	(a)	$29,915,965	$—	$29,915,965	$—
Derivative liabilities	21		21	—	21	—
Guarantees	47,380		46,827	—	—	46,827
	$29,854,244		$29,962,813	$—	$29,915,986	$46,827

(a)	Excludes debt issuance costs and debt discounts.